At RF Micro Devices                                                                            At the Financial Relations Board
Dean Priddy                            Douglas DeLieto                                     Joe Calabrese
Chief Financial Officer            VP, Investor Relations                            (212) 827-3772
(336) 931-7975                       (336) 931-7968

For Immediate Release
July 25, 2006

RFMD Delivers 50% Growth In Revenue And Improved Operating Income

Quarterly Highlights:

  Record Revenue Of $238.3 Million, Representing Growth Of Approximately 50%, Compared To Prior-Year Period

  GAAP Diluted Earnings Per Share Of $0.07, And GAAP Operating Income Of $14.0 Million, Including $5.5 Million Of Non-Cash Share-Based Compensation Expense And $0.5 Million Of Non-Cash Amortization Of Intangibles

  Non-GAAP Diluted Earnings Per Share Of $0.09, And Non-GAAP Operating Income Of $20.0 Million, Excluding Non-Cash Share-Based Compensation Expense And Non-Cash Amortization Of Intangibles

  Company Achieves Fifth Consecutive Quarter Of Growth In Revenue And Non-GAAP Operating Income

  RFMD Currently Expects September Quarterly Revenue Will Grow Sequentially Approximately 1% To 5%

  RFMD Currently Expects September Quarterly Earnings Per Share Will Be Approximately $0.08 To $0.09 (GAAP) And Approximately $0.10 To $0.11 (Non-GAAP)

GREENSBORO, N.C., July 25, 2006 -- RF Micro Devices, Inc. (Nasdaq: RFMD), a global leader in the design and manufacture of high-performance radio systems and solutions for applications that drive mobile communications, today reported financial results for its fiscal 2007 first quarter ended June 30, 2006.  Quarterly revenue grew approximately 50% year-over-year and 5.5% sequentially to a record $238.3 million, and operating income improved to $14.0 million, on a GAAP basis, and $20.0 million, on a non-GAAP basis.  RFMD's June quarterly results reflected strength at the world's leading handset manufacturers, market share gains in RF semiconductors and increased market demand for the Company's cellular transceivers and transmit modules.

Business Highlights

Revenue
  Revenue growth was driven primarily by RFMD's largest handset original equipment manufacturer (OEM) customers
  Revenue growth was across all three business units - Cellular, Wireless Connectivity and Infrastructure

  RFMD is booked for sequential growth with the world's four largest handset manufacturers in the September 2006 quarter

Cellular

  RFMD extended its market share leadership in power amplifiers and GPRS/EDGE transceivers

  POLARIS™ TOTAL RADIO™ solution sales increased to approximately 28% of total quarterly revenue, representing the eighth consecutive quarter of growth in transceiver shipments

  RFMD is currently booked for continued sequential growth in transceiver shipments in the September 2006 quarter

Wireless Connectivity

  RFMD increased sales of WLAN components for handsets and gaming devices

  RFMD ramped its SiW3500 Bluetooth® solution in support of an EDGE-enabled mobile device powered by Danger, Inc. and manufactured by Sharp Corporation

Infrastructure

  RFMD demonstrated 120-watt Gallium Nitride (GaN) WCDMA high-power transistors at the IEEE MTT-S tradeshow and has commenced sampling GaN power amplifiers

GAAP and non-GAAP financial measures are presented in the tables below, and non-GAAP financial measures are reconciled to the corresponding GAAP financial measures in the financial statement portion of this press release.

   GAAP RESULTS

 (in millions, except
  percentages and per share data)

  Q1 Fiscal  2007

  Q4 Fiscal
  2006

  % Change
  vs. Q4 2006

  Q1 Fiscal
  2006

  % Change
  vs. Q1 2006

   Revenue

    $

      238.3

    $

       225.9

      5.5%

    $

   159.4

      49.5%

   Gross Margin

   33.4%

   33.6%

    (0.2) ppt

   34.1%

   (0.7)ppt

   Operating Income (Loss)

   $

                 14.0

   $

      (1.7)

         N/M

   $

      (2.3)

               N/M

   Net Income (Loss)

 $

             13.9

 $

      (1.6)

       N/M

 $

              (2.7)

                 N/M

   Diluted EPS

    $

      0.07

    $

      (0.01)

          N/M

    $

      (0.01)

          N/M

 NON-GAAP RESULTS
  (excluding share-based compensation, amortization, restructuring and customer related payment)

   (in millions, except
  percentages and per share data)

  Q1 Fiscal  2007

  Q4 Fiscal
  2006

  % Change
  vs. Q4 2006

  Q1 Fiscal
  2006

  % Change
  vs. Q1 2006

   Revenue

    $

   238.3

    $

   225.9

   5.5%

    $

   164.4

   45.0%

   Gross Margin

   34.4%

   35.0%

   (0.6)ppt

   36.3%

   (1.9) ppt

   Operating Income

 $

 20.0

  $

 19.8

 1.4%

 $

 3.3

             N/M

   Net Income

    $

   19.9

    $

   19.9

   0.3%

    $

   2.8

       N/M

   Diluted EPS

    $

   0.09

    $

   0.09

   0.2%

    $

   0.01

       N/M

N/M = Not Meaningful

Financial Guidance And Business Outlook

In the September 2006 quarter, RFMD anticipates continued
market share gains in RF semiconductors, led by cellular transceivers and transmit modules.  RFMD believes it is benefiting from handset market strength and is currently booked for growth in the September quarter with multiple handset OEMs, representing the majority of worldwide handset production.

  Revenue in the September
2006 quarter is currently expected to be in the range of $240 million to $250 million, representing sequential growth of approximately 1% to 5% and year-over-year growth of approximately 35% to 41%.

  Quarterly GAAP net
income in the September 2006 quarter is currently expected to be in the range of $0.08 to $0.09 per share, including estimated non-cash share-based compensation expense and non-cash amortization of intangibles of approximately $4.0 million in the aggregate.

  Quarterly non-GAAP
net income is currently expected to be in the range of $0.10 to $0.11 per share. Non-GAAP net income excludes non-cash share-based compensation expense and non-cash amortization of intangibles.

The methodology used by RFMD to estimate non-cash share-based compensation expense does not factor in items such as new grants, exercises, terminations or amounts that may be capitalized in inventory, and the methodology used to estimate intangible amortization assumes no additional intangible assets are recorded.  RFMD currently cannot estimate the impact of non-cash share-based compensation expense on gross margin or operating expenses and will provide this information with its September quarterly results.
Accordingly, actual quarterly results may differ from these estimates, and such differences may be material.

Comments From Management

Bob Bruggeworth, president
and CEO of RF Micro Devices, said, "RFMD is successfully executing on a plan to grow quarterly revenue and deliver improved quarterly operating income.  During the June quarter, we took share in cellular transceivers and transmit modules, and we expect this trend to continue.  In fact, we are currently booked for sequential revenue growth in the September quarter with the world's four largest handset manufacturers.  In the second half of calendar year 2006, we expect revenue, margins and earnings will be favorably impacted by momentum at our leading customers, as well as strong handset demand, new product launches and continued design wins."

Dean Priddy, CFO and vice president, finance and administration of RF Micro Devices, said, "We believe the handset industry will experience healthy growth this year of at least 15% and we're positioned to grow well in excess of the overall market. The demand for our GaAs technology has increased rapidly with transmit modules, WCDMA and WLAN in handsets, as well as complete front-end GaAs solutions for the emerging 802.11n PC market.  Our 40% increase in fab capacity is expected to be completed in the December quarter and is a supply chain competitive advantage for RFMD. Coupled with this investment we are more than doubling our assembly capacity in Beijing by the December quarter, giving us substantial cost and cycle time advantages.

"We added $25 million in five-year
asset-based financing in the June quarter. We do not expect this facility will materially impact quarterly earnings, and it gives us the flexibility to continue making the investments we feel are necessary to drive revenue and earning growth while maintaining a healthy cash balance. In particular, we believe margins will show improvement in the September quarter largely because of the strategic manufacturing investments we are making."

Non-GAAP Financial
Measures

RFMD reports gross margin,
operating income, net income and earnings per share (EPS) on a GAAP basis and non-GAAP basis. RFMD believes non-GAAP financial measures provide useful supplemental information to investors and facilitate a better understanding of results of operations as seen through the eyes of management. RFMD has chosen to provide this supplemental information to enable investors to perform additional comparisons of operating results and analyze financial performance without the impact of certain non-cash expenses or unusual items that may obscure trends in RFMD's underlying performance. Management uses these non-GAAP financial measures internally to make strategic decisions, forecast future results and evaluate RFMD's current performance. These non-GAAP financial measures are not in accordance with, or an alternative for, GAAP financial measures and may differ from non-GAAP financial measures used by other companies.

RF Micro Devices will
conduct a conference call at 5:00 p.m. EDT today to discuss today's press release. The conference call will be broadcast live over the Internet and can be accessed by any interested party at http://www.earnings.com or
http://www.rfmd.com (under Investor Info). A telephone playback of the conference call will be available approximately one hour after the call's completion by dialing 303-590-3000 and entering pass code 11065487.

About RFMD

RF Micro Devices, Inc. (Nasdaq:RFMD)
is a global leader in the design and manufacture of high-performance radio systems and solutions for applications that drive mobile communications. RFMD's power amplifiers, transmit modules, cellular transceivers and system-on-chip
(SOC) solutions enable worldwide mobility, provide enhanced connectivity and support advanced functionality in current- and next-generation mobile handsets, cellular base stations, wireless local area networks (WLANs), wireless personal area networks (WPANs) and global positioning systems (GPS). Recognized for its diverse portfolio of state-of-the-art semiconductor technologies and vast RF systems expertise, RFMD is a preferred supplier enabling the world's leading mobile device manufacturers to deliver advanced wireless capabilities that satisfy current and future market demands.

Headquartered in Greensboro,   N.C., RFMD is an ISO 9001- and ISO 14001-certified manufacturer with worldwide engineering, design, sales and service facilities. RFMD is traded on the Nasdaq Global Select Market under the symbol RFMD. For more information, please visit RFMD's web site at www.rfmd.com.

This press release
includes "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations and contentions and are not historical facts and typically are identified by use of terms such as "may,"
"will," "should," "could," "expect,"
"plan," "anticipate," "believe,"
"estimate," "predict," "potential,"
"continue" and similar words, although some forward-looking
statements are expressed differently. You should be aware that the forward-looking statements included herein represent management's current judgment and expectations, but our actual results, events and performance could differ materially from those expressed or implied by forward-looking statements. We do not intend to update any of these forward-looking statements or publicly announce the results of any revisions to these forward-looking statements, other than as is required under the federal securities laws. RF
Micro Devices' business is subject to numerous risks and uncertainties, including variability in quarterly operating results, the rate of growth and development of wireless markets, risks associated with the operation of our wafer fabrication facilities, molecular beam epitaxy facility, assembly facility and test and tape and reel facilities, our ability to attract and retain skilled personnel and develop leaders, variability in production yields, our ability to reduce costs and improve gross margins by implementing innovative technologies, our ability to bring new products to market, our ability to adjust production capacity in a timely fashion in response to changes in demand for our products, dependence on a limited number of customers, and dependence on third parties. These and other risks and uncertainties, which are described in more detail in RF Micro Devices' most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, could cause actual results and developments to be materially different from those expressed or implied by any of these forward-looking statements.

RF MICRO DEVICES® and RFMD® are trademarks of RFMD, LLC. All other trade names, trademarks and registered trademarks are the property of their respective owners.

Tables To Follow

RF MICRO DEVICES, INC. AND
SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF
OPERATIONS

(In
thousands, except per share data)

(Unaudited)

   Three Months Ended

   June 30,

   2006

   2005

   Total revenue

   $

   238,335

   $

   159,384

   Costs and expenses:

        Cost of goods sold (1)

   158,679

   105,074

        Research and
  development (1)

   43,885

   38,713

        Marketing and selling
  (1)

   13,410

   12,056

        General and
  administrative (1)

   8,262

   6,668

        Other operating
  expense (income)

   67

   (850)

             Total costs and
  expenses (1)

   224,303

   161,661

   Operating income (loss)

   14,032

   (2,277)

   Other income (expense), net

   951

   (88)

   Income (loss) before income
  taxes

   14,983

   (2,365)

   Income tax expense

   (1,049)

   (352)

   Net income (loss)

    $

   13,934

    $

   (2,717)

   Net income (loss) per
  share, diluted

    $

   0.07

   $

   (0.01)

   Weighted average
  outstanding diluted shares

   225,706

   188,100

(1)  The following table
shows the share-based compensation expense included in the cost and expense items shown for the periods presented:

          Three Months Ended June
  30, 2006

   Three Months Ended June
 30, 2005

   As Reported

  Stock-Based
   Compensation

         Net

  As Reported

  Stock-Based
   Compensation

          Net

   Total costs and expenses:

    Cost of goods sold

  $

 158,679

 $

  2,218

  $

 156,461

  $

 105,074

 $

 225

 $    104,849

    Research and development

 43,885

 1,451

 42,434

 38,713

 350

  38,363

    Marketing and selling

 13,410

 862

 12,548

 12,056

 411

 11,645

    General and administrative

 8,262

 935

 7,327

 6,668

 59

 6,609

    Other operating expense (income)

 67

 -

 67

 (850)

 -

 (850)

   Total costs and expenses

  $

 224,303

 $

 5,466

 $

 218,837

 $

 161,661

  $

 1,045

  $

 160,616

RF MICRO DEVICES, INC. AND
SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP
FINANCIAL MEASURES

(In thousands, except per share data)

(Unaudited)

   Three Months Ended

   June 30,

   March 31,

   June 30,

   2006

   2006

   2005

   GAAP operating expenses

   $      65,624

    $

   77,672

    $

   56,587

       Share-based compensation
  expense

   3,248

   17,951

   820

       Amortization of
  intangible assets

   289

   289

   197

       Discontinuation of WLAN
  chipset
         development efforts (adjustment)

 67

  53

 (850)

   Non-GAAP operating expenses

   62,020

   59,379

   56,420

   GAAP operating income (loss)

   14,032

   (1,689)

   (2,277)

       Share-based compensation
  expense

   5,466

   20,943

   1,045

       Amortization of
  intangible assets

   473

   457

   365

       Customer related payment

   -

   -

   5,000

       Discontinuation of WLAN
  chipset
         development efforts (adjustment)

  67

 53

 (850)

   Non-GAAP operating income

   20,038

   19,764

   3,283

   GAAP net income (loss)

   13,934

   (1,568)

   (2,717)

       Share-based compensation
  expense

   5,466

   20,943

   1,045

       Amortization of
  intangible assets

    473

   457

   365

       Customer related payment

   -

   -

   5,000

       Discontinuation of WLAN
  chipset
         development efforts (adjustment)

  67

  53

 (850)

   Non-GAAP net income

   19,940

   19,885

   2,843

   Plus:  Income impact of
  assumed
          conversions for interest on 1.50%
           convertible notes

  1,049

  1,060

 -

   Non-GAAP net income plus
  assumed
          conversion of notes-Numerator for
          diluted income per share

  $

  20,989

  $

  20,945

  $

 2,843

   GAAP weighted average
  outstanding
        diluted shares

 225,706

 189,599

 188,100

   Adjustments:

       Diluted stock options

   -

   6,002

   2,799

       Assumed conversion of
  1.50%
         convertible notes

 -

 30,144

 -

   Non-GAAP weighted average outstanding
           diluted shares

  225,706

  225,745

  190,899

   Non-GAAP net income per
  share, diluted

    $

   0.09

    $

   0.09

    $

   0.01

   GAAP gross margin percentage

   33.4%

   33.6%

   34.1%

       Adjustment for
  share-based
         compensation

 0.9%

 1.3%

 0.1%

       Adjustment for
  intangible amortization

   0.1%

   0.1%

   0.1%

       Adjustment for customer
  related
         payment

 -

                 -

 2.0%

   Non-GAAP gross margin
  percentage

   34.4%

   35.0%

   36.3%

RF MICRO DEVICES, INC. AND
SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In
thousands)

 June
  30,
 2006
 (Unaudited)

 March
  31,
 2006
 (Audited)

   ASSETS

   Current assets:

           Cash and cash
  equivalents

   $   104,503

   $   81,588

           Short-term
  investments

   67,641

   68,949

           Accounts
  receivable, net

   122,789

   115,715

           Inventories

   111,287

   116,782

           Other current
  assets

   27,271

   19,542

                   Total
  current assets

   433,491

   402,576

   Property and equipment, net

   359,281

   341,293

   Goodwill

   116,626

   117,218

   Investment in Jazz Semiconductor, Inc.

   59,265

   59,265

   Long-term investments

   889

   584

   Intangible assets, net

   10,376

   10,849

   Other assets

   4,049

   3,658

                   Total
  assets

   $  983,977

   $  935,443

   LIABILITIES AND
  SHAREHOLDERS' EQUITY

   Current liabilities:

           Accounts
  payable and accrued liabilities

   $   102,455

   $   102,772

         Current portion -
  long-term debt

   3,822

   -

           Other
  short-term liabilities, net

   221

   260

                   Total
  current liabilities

   106,498

   103,032

   Long-term debt, net

   247,983

   226,876

   Other long-term
  liabilities

   5,843

   6,178

                   Total
  liabilities

   360,324

   336,086

   Shareholders' equity:

                   Total
  shareholders' equity

   623,653

   599,357

                   Total
  liabilities and shareholders' equity

   $  983,977

   $  935,443